UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Arnulfo Rodriguez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4255

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2020

Date of reporting period:  January 31, 2020

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports for The Mexico Equity and Income Fund, Inc. will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-877-785-0376.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-877-785-0376. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
the Investment Adviser.

Dear Fund Stockholders,

We write the Fund’s semi-annual letter for the six-month period ended January 31, 2020, following the first year of President López Obrador’s administration, where we highlight the following positive results: i) fiscal discipline, ii) exchange rate stability, iii) robust external accounts, iv) controlled inflation, v) drop of interest rates, vi) PEMEX’s successful debt refinancing and oil production stabilization, vii) the ratification of the United States–Mexico–Canada Agreement (“USMCA”) by the U.S. House of Representatives in January 2020, viii) a healthy banking system, and ix) all-time low country risk and Credit Default Swaps’ (“CDS”) levels.

However, a stagnant economy (GDP declined 0.1% in 2019), continued lagging domestic private investment, weak industrial production, sub-exercise of government expenditures, and negative signals regarding the energy sector opening, remain big challenges for 2020. Even though gross fixed investment remains in negative territory, it is declining at lower rates and some categories are showing signs of a modest recovery; we believe the USMCA formalization (expected to take effect by June 2020, following Canada’s ratification), will generate more private and foreign direct investment. (Please see Exhibits A & B).

Consumption indicators, which represent ~67% of GDP, should continue with positive growth rates, despite facing a deceleration vs. the previous two years. Noteworthy, Mexico ranked as the number one trading partner in total trade with the U.S. last year, registering a total trade volume of US$ 614.5 billion, allowing Mexico to record a trade surplus of US$ 101.75 billion vs. a smaller US$ 81.5 surplus in 2018. Noteworthy, the U.S. still has not withdrew tariffs on approximately US$ 300 billion of Chinese goods. Therefore, Mexico is likely to continue among the leading trading partners of the U.S. in 2020. (Please see table below).

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexican stock market began the 2020 year with a positive trend following the ratification of the USMCA in the U.S. Senate.

Additionally, during 2019 the MXN-USD spot exchange rate continued exhibiting low levels of volatility compared to the high levels seen in 2017. The spread between the maximum and minimum quote in 2019 (MX $1.40) is considerably smaller than those observed in 2018 (MX$ 2.87) and in 2017 (MX$ 4.49). Furthermore, the Mexican peso shows an annual appreciation of 3.66% in 2019 and a depreciation of 3.59% for the year-to-date period ended February 29, 2020. The strong performance of the local currency is mainly explained by:

i.	The consolidation of Mexico as the top trade partner of the U.S. throughout the year 2019 with more than US$ 614bn. (billions of U.S. dollars) of total joint trade.

ii.	A US$ 2.19bn. deficit in the current account (0.18% of the GDP) in 3Q19 which is compensated by the US$ 12.16bn. surplus in the financial accounts.

iii.	The arrival of a total of US$ 36.04bn. of remittances in 2019 from Mexicans abroad. The highest figure reported by BANXICO.

iv.	Foreign direct investment amounted US$ 32.92bn. in 2019, the second largest figure reported by BANXICO.

v.
Mexico’s 10YM-bond yield of 7.25% offers an attractive spread of 475 basis-points (“bps”) relative to the 10YUS yield of 1.75%. While the Federal Reserve is in a pause, BANXICO is expected to continue with its downward cycle.

THE MEXICO EQUITY AND INCOME FUND, INC.

Source: Bloomberg

Performance

The Fund’s net asset value per share (“NAV”) registered a U.S. dollar return of 12.33% for the six-months ended January 31, 2020, compared to 10.03% for the MSCI -Mexico Index. PAM granted the Fund’s stockholders a risk-adjusted return (“Jensen’s Alpha”) of 2.57% for the six-months ended January 31, 2020, and 0.39% for the twelve-months ended January 31, 2012. The Fund’s NAV registered positive 230 bps U.S. dollar excess return compared to the MSCI-Mexico Index for the six months ended January 31, 2020. The Fund’s common share market price U.S. Dollar return was 12.27% for the six month period ended January 31, 2020. (Please see Exhibits C & D).

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund’s discount to its NAV was -6.4% as of January 31, 2020, compared to -6.1% as of January 31, 2019, and compared to an average discount of -11.2% and -11.6% for the previous five and ten years, respectively. (Please see Exhibit E).

The Fund’s six-month cumulative turnover was 163.3%. (Source:  U.S. Bancorp Fund Services, LLC). (Please see Exhibit F).

PAM’s original in-depth research proved efficient while making investment decisions regarding the Fund’s 65% tender offer announced by the Fund’s board of directors allowing Fund stockholders an opportunity to realize a price for their shares at or close to net asset value. (Please see press release: “The Mexico Equity and Income Fund, Inc. Announces Tender Offer”. (http://www.mxefund.com/pdfs/MXE_-_Tender_Offer_-_Press_Release_public.pdf).

During the year 2018, a conditional tender offer and plan in 2019 was announced and approved for 25% of the Fund’s total assets, with termination date February 15, 2019. Please see press release: “The Mexico Equity and Income Fund, Inc. Announces Tender Offer and Plan for 2019”. (http://www.mxefund.com/pdfs/MXE%20Press%20Release%20Tender%20Offer%20and%20Plan%20for%202019-9-18.pdf).

PAM’s team has provided the Fund’s stockholders a positive 84 bps U.S. dollar excess return for the twelve-months ended January 31, 2020, compared to the MSCI -Mexico Index return. (Source: U.S. Bancorp Fund Services, LLC; Bloomberg). (Please see Exhibit D).

As the Fund’s 65% tender offer was paid on February 2020, it sold a position of around 36.2% in equities during the month of January to increase readily available securities to approximately 63.8% of the total net aggregate portfolio value as of January 31, 2020. As of January 31, 2020, the Fund’s portfolio construction registered approximately 33.62% weight in equities, close to 2.58% in private equity and 63.8% in cash and readily available instruments, mainly denominated in U.S. dollar currency to exercise the Fund’s tender offer. The results of the Fund’s tender offer were as follows: a total of 3,385,135 shares (65.46%) of the Fund’s outstanding shares were validly tendered. As the total number of shares tendered exceeds the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the Fund’s outstanding shares (approximately 103,432 shares) without amending or extending the offer, the Fund has elected to purchase all shares validly tendered at a price of $12.02 per share (98% of the NAV of $12.27) as of February 3, 2020. (Source: PAM, U.S. Bancorp Fund Services, LLC).

Investment Strategy

We continue to adhere the Fund to a disciplined investment philosophy focused on High-Quality Growth companies.

i)	High-Quality Growth companies at fair, or attractive prices.

	•	Companies with strong balance sheets generating high free cash flows to the firm and ROIC on a consistent basis.

	•	Companies with a sustainable competitive advantage. High market share position and adequate risk/reward. (“economic moat”).

THE MEXICO EQUITY AND INCOME FUND, INC.

	•	Large and Medium stocks usually have a percentage allocation in the Fund’s portfolio ranging from 5.00% to 10.00% per one single issuer.

ii)	High-Quality Growth companies with highly discounted valuations, classified by PAM as “special situation investments”.

	•	Misunderstood businesses from a conceptual market’s perception or temporarily disappointing financials.

	•	Unleveraged and depressed earnings with management’s ability to maintain competitive advantage.

	•	Less liquid or non-indexed stocks, Small Caps, with a percentage allocation ranging from 1.00% to 5.00% per one single issuer.

PAM’s team followed a cautious stance throughout 2019 by having a more balanced portfolio, from a top-down approach, as classified by thematic investments, resulting in a tactical shift from high Beta domestic exposure and EBITDA abroad to total annual return. (Please see Exhibit G).

PAM’s investment themes continue to be: i) EBITDA diversification outside Mexico, ii) total annual return, iii) domestic exposure, iv) inadequate corporate governance  or transparent accounting continue to be avoided, v) ESG metric has been added to our ranking buy and sell methodology starting in 2020.

Our disciplined screening process with original, fundamental research and consolidated analysts team (+5 years), continues to enhance our decision-making methodology to identify profitability (FCF, ROIC) and market entry points for opportunities at attractive prices.

Our portfolio structure as of January 31, 2020 is shown in the following chart:

Fund’s Portfolio Holdings by Sectors (%)
As of January 31, 2020

Our biggest stakes are in Industrials, Materials, and Consumer Staples, although the Fund is underweight in the last.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund’s most significant overweight’s and underweights as of January 31, 2020 are:

Fund Portfolio Overweight/Underweight by Sectors compared to MSCI Mexico Index.
As of January 31, 2020, in basis points.
*Equity Weight adjusted by Tender Offer.

Source: PAM; Bloomberg.

Our favorite sectors are:

Industrials: Highways and rail tracks, due to the confirmation of 1,600 projects funded with federal funds and private investment, as well as attractive valuations, solid balance sheets compelling with an internal financing scheme, and FCF yield of 9% in 2020e. Rail & road industry mainly on operating efficiencies, EBITDA margin expansion of 200 bps per year for the following three years, and attractive valuations and dividend yield.

Real Estate: Real Estate Investment Trusts (“REITS”) driven by reliable operating results with sustainable margins, high free cash flow generation and dividend yield averaging 10%, portfolio occupancy at record highs, and the signing of the USMCA agreement. Declining interest rates are a plus for the sector. Going forward, the Fund continues to hold REITS on a thematic high total annual return.

Consumer Discretionary: Hotels, Restaurants, and Leisure industry. Related to acquisitions in Spain, Belgium, France & Netherlands that will lead to synergies and higher margins. Growth story displaying revenue, EBITDA and earnings CAGRs of ~20%.

We remain underweight in the following sectors:

Communication Services: Mainly due to a telecom company, highly weighted in the MSCI-Mexico Index (19%). However, we are bullish on the sector and have one of the largest positions of the portfolio due to its quality management and geographic diversification (25 countries in LatAm, the U.S. and Central and Eastern Europe) and its defensive profile due to growing smartphone penetration, increasing data demand, Average Revenue Per User (“ARPU”) improvement, operational efficiencies, and solid margin expansion.

THE MEXICO EQUITY AND INCOME FUND, INC.

Consumer Staples: High valuations in blue chip stocks, pressures from raw material prices, new governmental regulation regarding high calorie products, and low ROIC levels in foreign subsidiaries reduce the relative potential of this sector. Although there are some specific names which we consider interesting.

By company, our top picks as of January 31, 2020 are the following:

•
GMXT. Resilient FCF generation, solid balance sheet and high-quality assets (concessions are highly integral to Mexico’s overall transport infrastructure and give it the broadest rail coverage in the country).

•	AC. Strong consumption in the Northern region and synergies from its U.S. affiliate.

•	GCC. Resilient FCF generation, solid balance sheet and highly exposure to the United States.

•	DAHNOS. Operates iconic and premier-quality commercial real estate assets in Mexico with a solid balance sheet and attractive dividend yield.

Fund Absolute & Relative Performance by Sectors compared to MSCI Mexico Index.
As of January 31, 2020.

Source: PAM; Bloomberg.

Final Remarks

Our call for an investment thesis for Mexico is based on:

i.
The imminent start-up of the USMCA, Mexico’s geographical advantage will be more evident as it will emerge as an essential destination for international producers (mainly, but not only manufacturers), whose final market is the U.S. This also represents a clear differentiation from other emerging markets, which are more vulnerable to factors such as a deceleration in China.

ii.	The strength of the Mexican peso is another relevant element.

THE MEXICO EQUITY AND INCOME FUND, INC.

iii.
While high domestic interest rates have played a significant role, it also has strong roots in the excellent performance of the external accounts. The peso remains one of the strongest currencies for the last twelve months, despite five consecutive declines in the reference rate of BANXICO.

iv.	President Lopez Obrador’s strong commitment towards a disciplined fiscal policy is another positive.

v.
We expect that declining interest rates will generate multiples’ appreciation, given the strong fundamentals described above. Nowadays, Mexico is trading at a discount vs. the average of emerging countries, so there is a window of opportunity in the market.

Mexbol Index discount to the EEM ETF EV/EBITDA LTM 10Yr-Avg -22.96%.

Source: Bloomberg

vi.
We continue to stress our experience with Mexican management, which has proved to be excellent in terms of efficiencies at the top lines of the profit and loss financial statements (“P&L statements”) from their experience in operating in stressful financial conditions in for more than 20 years, albeit their M&A activity is in most of the cases being consolidated proven accretion.

These factors contributed to opportunistic stock picking and make us upbeat about the Mexican stock market potential, even considering that Mexico is not currently a growth story.

According to our quantitative analysis, we estimate that the downside for the Mexican market is limited. As shown in the following chart, the Mexican Bolsa has been trading in a narrow channel between 43,800 points and 45,525 points.

THE MEXICO EQUITY AND INCOME FUND, INC.

MEXBOL’s Index Performance
Through January 31, 2020

Source: Bloomberg

We estimate that the floor represents a consistent resistance level as the current valuation of the market is very attractive. Based on this fact, the downside for the Mexican market seems more limited than for other Latam markets.

Main risks are linked to low GDP growth, violence in specific States and political noise from polemic government strategies in the energy sector. The most relevant external risk would be a deceleration in the U.S. economy, which is not in our radar, at least in the very short-term. Volatility in international markets is another issue to follow, although as mentioned above, downside for the Mexican market seems limited.

We are prepared to capture alpha with a disciplined approach to enter the market at attractive prices; specifically, we expect volatility episodes to provide engaging opportunities to generate alpha to the Fund’s stockholders following our focused research and de-indexed strategy.

Yours sincerely,

Eugenia Pichardo
Portfolio Manager

THE MEXICO EQUITY AND INCOME FUND, INC.

PAM’s Overview

➢	Founded in 2003 by Maria Eugenia Pichardo and David Estevez with an employee stock ownership plan,

➢	Portfolio managers mainly specialized in Mexican equities and debt instruments,

➢	Original in-depth fundamental research with a highly valued macro and financial opinion,

➢	Senior managing directors with +25 years of experience,

➢	Consolidated team of six research fundamental analysts and

➢	+25 years of experience in Compliance & Operations.

Corporate Organization

Team Changes

➢
Mayra Camacho, Bachelor’s Degree in Business Administration, was appointed in her position in front, middle and back office in the Operations and Trading area, after serving one year in PAM’s Administrative area.

➢	Laura Garcia was appointed as Administrative Manager (HR, Treasury and services) and left her position in the IR area. Laura has 15 years of experience with PAM.

➢
PAM appointed Mauro Castañeda to be responsible for the trading activity in September 2019 and left his position as an Analyst in the Telecommunications, Cement and Real Estate sectors. This role was absorbed by Juan Elizalde and David Estevez.

➢	Oscar Sifuentes left his position as Jr. Trainee in the area of Operations in November 2019.

THE MEXICO EQUITY AND INCOME FUND, INC.

➢
PAM hired Elizabeth Diaz, bachelor’s in actuarial science, from UDLA University in January 2020 as Jr. Trainee Analyst & Assessment Reports to assist David Estevez and Juan Elizalde, Co-Portfolio Managers who have additional coverage in the sectors mentioned above.

➢	Eduardo Estrada, CFA, was hired in February 2020 as a Senior Portfolio Manager and Research Analyst.

Environmental, Social and Corporate governance (“ESG”)

PAM has applied as a signatory UNPRI on January 9, 2020, and all officers of PAM are aware of our responsibility.

We must act in the best long-term interests of our beneficiaries. In this fiduciary role, we believe that environmental, social, and corporate governance issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time). We also recognize that applying these Principles may better align investors with the broader objectives of the society.

Our buy and sell methodology will integrate the ESG analysis starting in the year 2020 to align it to the ranking on Corporate Governance and Transparent Accounting. PAM’s Code of Ethics will be updated in the first quarter of 2020 (1Q’2020) to reflect our company’s fiduciary responsibilities in ESG policy.

•	We are concerned and focused on including a ranking measurement of the facts, our analysis, and the effectiveness of the companies’ sustainability vision policies.

•	We have inquired with companies on their ESG-UNPRI policies and will continue to monitor and receive the information by writing.

•	We continue to have a higher preference for companies that have good reporting, strong corporate governance, as well as financial, environmental, and social policies.

•	We will include in our Advisor’s reports a section with this ESG policy during 2020.

PAM’s consolidated research team (+6 years) continues to enhance the original, fundamental research and will update our decision-making -buy & sell methodology- to include ESG policies in 2020.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit A.
Estimated 2020 GDP Growth
Through November 30, 2019

Exhibit B.
Gross Fixed Investment

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit C.
Fund Returns – Risk Adjusted (Jensen’s Alpha)
As of January 31, 2020

Source: PAM; Bloomberg.

Exhibit D.
The Fund’s Net Asset Value per Share U.S. Dollar Return with Dividends Reinvested, compared to the MSCI Mexico Index.
As of January 31, 2020

THE MEXICO EQUITY AND INCOME FUND, INC.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when sold may be worth more or less than their original cost. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414)765-4255, or by consulting the Fund’s web page: www.mxefund.com.

The Fund’s shares have traded in the market above (at a premium), at, and below (at a discount) the net asset value per share (NAV) since the commencement of the Fund’s operations. Generally, shares of closed-end investment companies, including those of the Fund, trade at a discount from NAV.

Exhibit E.
MXE Fund Net Asset Value Premium/Discount
Through January 31, 2020 (Cumulative)

Source: PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit F.
Fund Monthly Turnover & Spread Performance compared to MSCI Mexico Index.
Six Months Ended January 31, 2020

Source: U.S. Bancorp Fund Services, LLC; PAM; Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit G.
Total Value of the Portfolio by Investment Themes (%)
As of January 31, 2020

The information provided herein represents the opinion of Pichardo Asset Management not the Fund’s Board of Directors’ and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

THE MEXICO EQUITY AND INCOME FUND, INC.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

Diversification does not assure a profit or protect against a loss in a declining market.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

The Fund’s holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The Fund may have a higher turnover rate, which could result in higher transaction costs and higher tax liability, which may affect returns.

Earnings growth is not a measure of the Fund’s future performance.

Definitions

•
BANXICO: Banco de Mexico is the central bank of Mexico. By constitutional mandate, it is autonomous in both its operations and management. Its main function is to provide domestic currency to the Mexican economy and its main priority is to ensure the stability of the domestic currency’s purchasing power.

•
MEXBOL, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted in¬dex of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI-MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico. One cannot invest directly in an index.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).

•
UW: Underweight refers to one of two situations in regard to trading and finance. An underweight portfolio does not hold a sufficient amount of a particular security when compared to the weight of that security held in the underlying benchmark portfolio. Underweight can also refer to an analyst’s opinion regarding the future performance of a security in scenarios where it is expected to underperform.

•	The net asset value per share (“NAV”) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares

THE MEXICO EQUITY AND INCOME FUND, INC.

outstanding. The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.

•
The market price of the common share of a closed-end fund is determined in the open market by buyers and sellers and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. The common share market price may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV.

•	References to other funds should not be considered a recommendation to buy or sell any security.

•	INEGI: The National Institute of Statistics and Geography.

•
GDP: Gross Domestic Product proxy. The monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

•
Average forex depreciation: The average currency depreciation is the loss of value of a country’s currency with respect to one or more foreign reference currencies, typically in a floating exchange rate system in which no official currency value is maintained.

•	IMF: The International Monetary Fund is an international organization that aims to promote global economic growth and financial stability, to encourage international trade, and to reduce poverty.

•
USMCA: The United States–Mexico–Canada Agreement is a pending free trade agreement between Canada, Mexico, and the United States, intended to replace the current North American Free Trade Agreement (NAFTA). It is the result of the 2017–2018 renegotiation of NAFTA by its member states, which informally agreed to the terms on September 30, 2018, and formally on October 1. Final ratification and implementation is pending.

•
Intrinsic Value: Intrinsic value is the perceived or calculated value of a company, including tangible and intangible factors, using fundamental analysis. Also called the true value, the intrinsic value may or may not be the same as the current market value.

•	CAGR: The compound annual growth rate (CAGR) is the mean annual growth rate of an investment over a specified period of time longer than one year.

•
EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA), is one indicator of a company’s financial performance, and is used as a proxy for the earnings potential of a business, although doing so has its drawbacks. EBITDA strips out the cost of debt capital and its tax effects by adding back interest and taxes to earnings.

•
Net Income: A company’s total earnings (or profit). Net income is calculated by taking revenues and adjusting for the cost of doing business, depreciation, interest, taxes and other expenses. This number is found on a company’s income statement and is an important measure of how profitable the company is over a period of time. The measure is also used to calculate earnings per share.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
EV/EBITDA: Enterprise value/EBITDA (more commonly referred to by the acronym EV/EBITDA) is a popular valuation multiple used in the finance industry to measure the value of a company. It is the most widely used valuation multiple based on enterprise value and is often used in conjunction with, or as an alternative to, the P/E ratio (Price/Earnings ratio) to determine the fair market value of a company. An advantage of this multiple is that it is capital structure-neutral, and, therefore, this multiple can be used to directly compare companies with different levels of debt.

•
Dividend Yield: Dividend yield refers to a stock’s annual dividend payments to shareholders, expressed as a percentage of the stock’s current price. Dividend yield is used to calculate the earnings on investment (shares) considering only the returns in the form of total dividends declared by the company during the year.

•
Share repurchase: A share repurchase is a program by which a company buys back its own shares from the marketplace, usually because management thinks the shares are undervalued, and thereby reducing the number of outstanding shares.

•
ROE: Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Because shareholders’ equity is equal to a company’s assets minus its debt, ROE could be thought of as the return on net assets. ROE is considered a measure of how effectively management is using a company’s assets to create profits.

•
Free Cash Flow Yield: Free cash flow yield is a financial ratio that standardizes the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the share price. Free cash flow yield is similar in nature to the earnings yield metric, which is usually meant to measure GAAP earnings per share divided by share price.

•	Price to Earnings Ratio P/E: A valuation ratio of a company’s current share price compared to its per-share earnings (EPS).

•	Earnings per Share EPS: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

•
M&A: Mergers and acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions. M&A can include a number of different transactions, such as mergers, acquisitions, consolidations, tender offers, purchase of assets and management acquisitions. In all cases, two companies are involved.

•
Small & Mid-Caps: Small & Mid-Capitalization companies are companies with a market capitalization of less than U.S. $ 1.0 billion for Small Cap companies, and between U.S. $1.0 and U.S. $5.0 billion for Mid-Cap companies, as defined by PAM.

•
Hard Currency: A hard currency is a monetary system that is widely accepted around the world as a form of payment for goods and services. It usually comes from a country that has a strong economic and political situation.

THE MEXICO EQUITY AND INCOME FUND, INC.

•	10-Year US T-Bond: A Treasury bond (T-Bond) is a marketable, fixed-interest U.S. government debt security with a maturity of more than 10 years.

•
M-Bond: Mexico Federal Government fixed-rate development bonds that are issued and placed at terms of over one year, pay interest every six months and their interest rate is determined at issue date and remains fixed all along the life of the bond.

•
Spread: A spread can have several meanings in finance. Basically, however, they all refer to the difference between two prices, rates or yields. In fixed income securities, spread refers to the yield difference between two different securities with the same maturity date, or two similar securities with different maturity dates.

•	Jensen’s Alpha: A measure of the return on a portfolio over what the capital asset pricing model predicts, given the beta and market return on that portfolio. The index also adjusts for risk.

•
BETA: Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the entire market or a benchmark. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns. Beta is also known as the beta coefficient.

•
Turnover: Portfolio turnover is a measure of how frequently assets within a fund are bought and sold by the managers. Portfolio turnover is calculated by taking either the total amount of new securities purchased, or the amount of securities sold (whichever is less) over a period, divided by the total net asset value (NAV) of the fund. The measurement is usually reported for a 12-month time period.

•
Merval Index: The MERVAL Index is the most important index of the Buenos Aires Stock Exchange. It is a price-weighted index, calculated as the market value of a portfolio of stocks selected based on their market share, number of transactions and quotation price.

•
Bovespa Index: The Bovespa Index is the flagship index of the Brazilian stock exchange. The index includes 68 of the 370 companies listed on the exchange, which represent roughly 70% of the exchange’s total capitalization and 80% of its trades.

•	Ipsa Index: Ipsa is a Chilean stock market index composed of the 40 stocks with the highest average annual trading volume in the Santiago Stock Exchange.

•
S&P/ Bvl: Is the main index of the Lima Stock Exchange. It is designed to serve as a broad benchmark for the Peruvian stock market, tracking the performance of the largest and most frequently traded stocks on the Lima Exchange.

•	Col Cap: is the main stock market index of the Colombia Stock Exchange since November 2013 when it replaced IGBC as the leading index for Colombia.

•	ROIC: The amount of return a company makes above the average cost it pays for its debt and equity capital.

•	Alpha: is the excess return on an investment relative to the return on a benchmark index.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (billion US$)	2019	2018	2017	2016	2015
Real GDP Growth (y-o-y)	-0.15%	2.14%	2.12%	2.91%	3.29%
Industrial Production (y-o-y)	-0.95	2.73%	0.87%	0.38%	0.51%
Trade Balance (US billions)	5.82	-$13.62	-$10.96	-$13.22	-$14.60
Exports (US millions)	$461.11	$450.68	$409.49	$373.93	$380.62
Export growth (y-o-y)	2.3%	10.10%	9.50%	-1.80%	-4.12%
Imports	$455.29	$464.28	$420.37	$387.06	$395.23
Import growth (y-o-y)	-1.90%	10.40%	8.60%	-2.10%	-1.20%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	7.85%	7.64%	6.69%	4.16%	2.98%
Exchange rate (Pesos/US$)Average	19.25	19.23	18.91	18.68	15.88
Inflation IPC, 12 month trailing	2.83%	4.83%	6.77%	3.36%	2.13%

Mexbol Index
USD Return	12.05%	-13.80%	15.44%	-9.74%	-13.15%
Market Cap- (US billions)	$285.98	$259.58	$298.87	$252.77	$279.00
EV/EBITDA	7.48	x	7.39	x	9.27	x	9.57	x	9.93	x

Fund’s NAV & Common Share
Market Price Performance
NAV	8.48%	-5.65%	11.82%	-14.88%	-6.90%
Market Price	16.37%	-1.84%	12.40%	-14.78%	-10.23%

Sources: Banamex, Banco de Mexico, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2020 (Unaudited)
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2020 (Unaudited)

MEXICO – 32.15%	Shares	Value

COMMON STOCKS – 26.77%

Airports – 2.28%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. – Series B	52,886	$402,673
Grupo Aeroportuario del Pacifico, S.A.B. de C.V. – Series B	34,700	428,876
Grupo Aeroportuario del Sureste, S.A.B. de C.V.	31,900	612,947
		1,444,496
Beverages – 4.41%
Arca Continental, S.A.B. de C.V.	134,618	762,376
Coca-Cola Femsa, S.A.B. de CV	31,975	194,501
Fomento Economico Mexicano, S.A.B. de C.V. – Series UBD	204,089	1,840,155
		2,797,032
Building Materials – 1.96%
Grupo Cementos de Chihuahua, S.A.B. de C.V.	240,507	1,246,352

Chemical Products – 1.98%
Alpek, S.A.B. de C.V. – Series A	484,669	454,517
Orbia Advance Corp., S.A.B. de C.V.	341,669	799,407
		1,253,924
Construction and Infrastructure – 2.27%
Promotora y Operadora de Infraestructura, S.A.B. de C.V. – Series L	191,045	1,438,942

Consumer Financing Services – 1.03%
Credito Real, S.A.B. de C.V.	523,585	653,944

Energy – 1.00%
Infraestructura Energetica Nova, S.A.B. de C.V. (a)	135,840	638,097

Financial Groups – 2.33%
Banco del Bajio, S.A.	173,564	286,219
Banco Santander Mexico, S.A., Institucion de Banca Multiple,
Grupo Financiero Santander	437,800	627,663
Gentera, S.A.B. de C.V.	318,300	358,468
Regional, S.A.B. de C.V.	36,385	208,368
		1,480,718

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Food – 1.48%
Gruma, S.A.B. de C.V. – Series B	43,200	$459,081
Grupo Bimbo, S.A.B. de C.V. – Series A	268,586	480,585
		939,666
Hotels, Restaurants, and Recreation – 2.03%
Alsea, S.A.B. de C.V. (a)	227,289	550,435
Grupe, S.A.B. de C.V. (a)(b)(c)(d)	329,184	740,405
		1,290,840
Mining – 0.27%
Grupo Mexico, S.A.B. de C.V. – Series B	63,287	169,007

Railroads – 1.31%
GMexico Transportes, S.A.B. de C.V.	568,775	832,897

Real Estate Services – 0.51%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	176,534	323,442

Retail – 1.82%
El Puerto de Liverpool, S.A.B. de C.V. – Series C – 1	48,400	255,736
Wal-Mart de Mexico, S.A.B. de C.V.	309,921	899,641
		1,155,377
Telecommunication – 2.09%
America Movil, S.A.B. de C.V. – Series L	1,594,608	1,324,093
TOTAL COMMON STOCKS (Cost $15,883,447)		16,988,827

CAPITAL DEVELOPMENT CERTIFICATES – 2.77%

Atlas Discovery Trust II (b)(c)(d)	300,000	1,758,799
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $1,460,703)		1,758,799

MEXICAN MUTUAL FUNDS – 0.04%

Scotiabankinverlat – Scotia Gubernamental S.A. de C.V. SIID (a)	122,330	24,563
TOTAL MEXICAN MUTUAL FUNDS (Cost $24,772)		24,563

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Schedule of Investments (concluded)	(Unaudited)

REAL ESTATE INVESTMENT TRUSTS – 2.57%	Shares	Value

Financial Groups – 0.74%
CFE Capital, S. de R.L. de C.V.	321,027	$474,180

Real Estate Services – 1.83%
Concentradora Fibra Danhos, S.A. de C.V.	202,700	311,202
Fibra Uno Administracion, S.A. de C.V.	376,700	618,214
Macquarie Mexico Real Estate Management, S.A. de C.V.	170,258	230,669
		1,160,085
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,573,551)		1,634,265
TOTAL MEXICO ($18,942,473)		20,406,454

UNITED KINGDOM – 0.58%

COMMON STOCKS – 0.58%

Mining – 0.58%
Fresnillo PLC	42,600	371,927
TOTAL COMMON STOCKS (Cost $319,149)		371,927
TOTAL UNITED KINGDOM ($319,149)		371,927

UNITED STATES – 62.26%

INVESTMENT COMPANIES – 62.26%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio – Institutional Class – 1.477% (e)	39,515,944	39,515,944
TOTAL INVESTMENT COMPANIES (Cost $39,515,944)		39,515,944
TOTAL UNITED STATES ($39,515,944)		39,515,944

Total Investments (Cost $58,777,566) – 94.99%		60,294,325
Other Assets in Excess of Liabilities – 5.01%		3,177,284
TOTAL NET ASSETS – 100.00%		$63,471,609

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Illiquid securities. The total market value of these securities were $2,499,204, representing 3.94% of net assets.
(c)	Fair valued securities. The total market value of these securities were $2,499,204, representing 3.94% of net assets.
(d)	Level 3 securities. Value determined using significant unobservable inputs.
(e)	The rate shown represents the 7-day yield at January 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2020 (Unaudited)

ASSETS:
Investments, at value (cost $58,777,566)	$60,294,325
Receivable for investments sold	3,621,715
Receivable from custodian	16,659
Interest receivable	33,385
Foreign currency (cost $36,605)	36,394
Other assets	31,420
Total Assets	64,033,898

LIABILITIES:
Payable for securities purchased	417,841
Advisory fees payable	54,963
NYSE fees payable	19,506
Audit fees payable	17,456
Printing and mailing fees payable	14,994
Administration fees payable	14,303
Fund accounting fees payable	8,436
Custody fees payable	7,231
Director fees payable	4,959
Transfer Agent fees and expenses payable	2,472
Accrued expenses and other liabilities	128
Total Liabilities	562,289
Net Assets	$63,471,609
Net Asset Value Per Common Share ($63,471,609 / 5,171,598)	$12.27

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 5,171,598 shares outstanding (98,144,872 shares authorized)	5,172
Paid-in capital	71,590,321
Accumulated deficit	(8,123,884)
Net Assets	$63,471,609

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividends(1)	$561,438
Interest	106,587
Total Investment Income	668,025
EXPENSES
Advisory fees (Note B)	293,685
Directors’ fees and expenses (Note B)	101,708
Administration fees (Note B)	40,522
Printing and mailing fees	31,495
Legal fees	30,429
CCO fees and expenses (Note B)	26,167
Fund accounting fees (Note B)	22,680
Custodian fees (Note B)	19,931
Audit fees	17,448
Insurance expense	15,232
NYSE fees	14,359
Transfer agent fees and expenses (Note B)	7,345
Miscellaneous	103
Total Expenses	621,104
NET INVESTMENT INCOME	46,921
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	4,769,103
Net change in unrealized appreciation on investments and foreign currency transactions	2,217,700
Net gain from investments and foreign currency transactions	6,986,803
Net increase in net assets resulting from operations	$7,033,724

(1)	Net of $57,442 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	January 31, 2020	Year Ended
	(Unaudited)	July 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$46,921	$576,240
Net realized gain (loss) on investments and foreign currency transactions	4,769,103	(4,015,235)
Net change in unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	2,217,700	(11,440,385)
Net increase (decrease) in net assets resulting from operations	7,033,724	(14,879,380)

Distributions to Common Shareholders from:
Net dividends and distributions	(621,108)	(8,274)
Decrease in net assets resulting from distributions	(621,108)	(8,274)

Capital Share Transactions:
Repurchase of common stock through tender offer	—	(19,962,368)
Repurchase of common stock	—	(434,544)
Decrease in net assets from capital share transactions	—	(20,396,912)

Total increase (decrease) in net assets	6,412,616	(35,284,566)

Net Assets:
Beginning of period	57,058,993	92,343,559
End of period	$63,471,609	$57,058,993

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2020		For the Year Ended July 31,
	(Unaudited)		2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$11.03		$13.32	$13.71	$12.32	$13.79	$17.77
Net investment income (loss)	0.01		0.11	0.05	0.09	0.01	(0.09)
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	1.35		(2.45)	(0.43)	1.28	(0.92)	(2.14)
Net increase (decrease) from
investment operations	1.36		(2.34)	(0.38)	1.37	(0.91)	(2.23)
Less: Distributions
Dividends from net investment income	(0.12)		0.00 (2)	(0.05)	—	—	(0.01)
Distributions from net realized gains	—		—	—	—	(0.56)	(1.61)
Total dividends and distributions	(0.12)		—	(0.05)	—	(0.56)	(1.62)
Capital Share Transactions
Anti-dilutive effect of
Common Share Repurchase Program	—		0.01	0.01	0.02	0.03	—
Anti-dilutive effect of Tender Offer	—		0.04	0.03	—	—	—
Anti-dilutive effect of
Preferred Share Redemption	—		—	—	—	0.00 (2)	—
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	—		—	—	—	(0.03)	(0.13)
Total capital share transactions	—		0.05	0.04	0.02	—	(0.13)
Net Asset Value, end of period	$12.27		$11.03	$13.32	$13.71	$12.32	$13.79
Per share market value, end of period	$11.48		$10.33	$11.40	$11.88	$10.78	$12.11
Total Investment Return Based on
Market Value, end of period(1)	12.27%		-9.38%	-3.60%	10.20%	-6.35%	-15.19%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$63,472		$57,059	$92,344	$100,755	$91,579	$102,448
Ratios of expenses to average net assets:	2.05	%(3)	2.09%	1.75%	1.71%	1.89%	1.76%
Ratios of net investment income (loss)
to average net assets:	0.16	%(3)	0.79%	0.34%	0.72%	0.10%	(0.58)%
Portfolio turnover rate	163.32%		233.24%	187.26%	315.95%	167.08%	175.19%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Less than 0.5 cents per share.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2020 (Unaudited)

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2020.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Summary of Fair Value Exposure at January 31, 2020. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2020:

	Level 1	Level 2*	Level 3*	Total
Equity
Airports	$1,444,496	$—	$—	$1,444,496
Beverages	2,797,032	—	—	2,797,032
Building Materials	1,246,352	—	—	1,246,352
Capital Development Certificates	—	—	1,758,799	1,758,799
Chemical Products	1,253,924	—	—	1,253,924
Construction and Infrastructure	1,438,942	—	—	1,438,942
Consumer Financing Services	653,944	—	—	653,944
Energy	638,097	—	—	638,097
Financial Groups	1,480,718	—	—	1,480,718
Food	939,666	—	—	939,666
Hotels, Restaurants, and Recreation	550,435	—	740,405	1,290,840
Mining	540,934	—	—	540,934
Railroads	832,897	—	—	832,897
Real Estate Services	323,442	—	—	323,442
Retail	1,155,377	—	—	1,155,377
Telecommunication	1,324,093	—	—	1,324,093
Total Equity	$16,620,349	$—	$2,499,204	$19,119,553
Mexican Mutual Funds	$24,563	$—	$—	$24,563
Real Estate Investment Trusts	$1,634,265	$—	$—	$1,634,265
Short-Term Investments	$39,515,944	$—	$—	$39,515,944
Total Investments in Securities	$57,795,121	$—	$2,499,204	$60,294,325

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Capital
	Common	Development
Category	Stock	Certificates
Balance as of July 31, 2019	$997,355	$1,641,479
Acquisitions	—	—
Dispositions	(227,831)	—
Realized gain	81,446	—
Change in unrealized appreciation (depreciation)	(110,565)	117,320
Balance as of January 31, 2020	$740,405	$1,758,799
Change in unrealized appreciation (depreciation) during
the period for Level 3 investments held at January 31, 2020	$(110,565)	$117,320

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2020:

	Fair Value	Valuation	Unobservable
	January 31, 2020	Methodologies	Input(1)	Range
Common Stock	$ 740,405	Market	Liquidity	$2.203 –
		Comparables	Discount	$2.388

Capital Development Certificates	$1,758,799	Market	Liquidity	$5.161 –
		Comparables/	Discount	$5.944
		Sum of the Parts
		Valuation

(1)
In determining these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended January 31, 2020.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018), or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency loss reclassifications.  For the year ended July 31, 2019, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated deficit	$—
Paid-in Capital	—

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2019 and July 31, 2018 were as follows:

Distributions paid from:	7/31/19	7/31/18
Ordinary Income	$8,274	$352,484
Long-Term Capital Gain	—	—
Total	$8,274	$352,484

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$59,118,849
Gross tax unrealized appreciation on investments	2,877,420
Gross tax unrealized depreciation on investments	(6,570,928)
Net tax unrealized appreciation on investments	(3,693,508)
Undistributed ordinary income	621,054
Undistributed long-term capital gains	—
Total distributable earnings	621,054
Other accumulated losses	$(11,464,046)
Total accumulated losses	$(14,536,500)

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2019, for book and tax purposes, relates primarily to the deferral of losses related to wash sales and PFIC’s.

At July 31, 2019, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $4,561,286 and $6,888,805, respectively.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the six months ended January 31, 2020, the Fund’s investment performance ranged from 1.1% to (3.1)% above (below) the investment performance of the Index.  Accordingly, for the six months ended January 31, 2020 the net investment advisor fee consisted of the base fee of $302,534 and a downward performance fee adjustment of $(8,849).

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $87,788,271 and $126,662,038 respectively, for the six months ended January 31, 2020.

At January 31, 2020 approximately 32.2% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (continued)	(Unaudited)

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2020, there were no shares of common stock repurchased by the Fund.

During the year ended July 31, 2019, the Fund purchased 38,364 shares of capital stock in the open market at a cost of $434,544. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.79%.

The Fund announced on January 11, 2019 that it was offering to purchase up to 25% of common shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on February 15, 2019. At the expiration of the offer on February 15, 2019, a total of 4,892,653 shares or approximately 70.95% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase pursuant to the Offer, on a pro-rated basis, approximately 35.23% of the Fund’s shares tendered by each tendering shareholder were accepted for payment. There were 1,723,866 shares accepted for payment at a price of $11.58 per share (99% of the NAV per common share of $11.70) or $19,962,368.

During the year ended July 31, 2018, the Fund purchased 48,714 shares of capital stock in the open market at a cost of $522,027. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.01%.

The Fund announced on January 19, 2018 that it was offering to purchase up to 5% of common shares outstanding of the Fund at 95% of the net asset value (“NAV”) per common share on February 23, 2018.  At the expiration of the offer on February 23, 2018, a total of 1,961,143 shares or approximately 26.71% of the Fund’s outstanding common shares were validly tendered.  As the total number of shares tendered exceeded the number of shares the Fund offered to purchase pursuant to the Offer, on a pro-rated basis, approximately 18.72% of the Fund’s shares tendered by each tendering shareholder were accepted for payment. There were 367,174 shares accepted for payment at a price of $12.15 per share (95% of the NAV per common share of $12.79) or $4,461,164.

During the year ended July 31, 2017, the Fund purchased 82,941 shares of capital stock in the open market at a cost of $882,728.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.74%.

During the year ended July 31, 2016, the Fund purchased 109,636 shares of capital stock in the open market at a cost of $1,207,197.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.68%.

On December 8, 2015, the Board of Directors declared a stock dividend of $0.56 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 113,378 shares of common stock to stockholders that did not elect the cash option, which amounted to $1,089,584.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Notes to Financial Statements (concluded)	(Unaudited)

On December 17, 2015 at the Annual Meeting of Stockholders of the Fund, the preferred stockholders, voting as a separate class, and the common and preferred stockholders, voting together as a single class, each approved an amendment to the Fund’s Articles Supplementary authorizing the elimination of the preferred stock.  Consequently, the Fund redeemed all 48,535 preferred shares outstanding at 98% of the Fund’s net asset value per common share as of the close of business on Friday, January 8, 2016. Since such net asset value was $11.50, the Fund paid each preferred stockholder $11.27 per share on or about February 10, 2016. The total amount of the redemption payment was $546,989.  The net asset value per share of the Fund’s stockholders was increased by approximately $0.001 per share as a result of this redemption.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E: SUBSEQUENT EVENTS

The Fund announced on December 12, 2019 that it was offering to purchase up to 65% of common shares outstanding of the Fund at 98% of the net asset value NAV per common share as determined at the close of business on January 31, 2020. At the expiration of the offer on January 31, 2020, a total of 3,385,135 shares or approximately 65.46% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the Fund’s outstanding shares (approximately 103,432 shares) without amending or extending the offer, the Fund elected to purchase all 3,385,135 shares validly tendered at a price of $12.02 per share (98% of NAV of $12.27) or $40,689,323.

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2020 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2019, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Additional Information (concluded)	(Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2018 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.25% of dividends declared for the fiscal year July 31, 2018 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2020 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Dividends and Distributions (concluded)	(Unaudited)

valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual	January 31, 2020 (Unaudited)
Stockholders Meeting

The Fund’s Annual Stockholders meeting was held on December 19, 2019, at the offices of U.S. Bancorp Fund Services LLC, 777 E. Wisconsin Avenue, Milwaukee, WI 53202. As of October 18, 2019, the record date, outstanding shares of common stock were 5,171,598. Holders of 4,549,440 common shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected two Directors to the Board of Directors.  The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors
		Votes For	Votes Against	Votes Withheld
	(A) Glenn Goodstein	3,828,892	442,210	278,338
	(B) Gerald Hellerman	3,559,921	485,518	504,001

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2020 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2020 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Proxy Statement.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	Since	Managing Director of	Trustee, High Income
615 E. Michigan Street		Compliance	2019 / 18 years	Hellerman Associates	Securities Fund;
Milwaukee, WI 53202		Officer		(a financial and corporate	Director, Swiss
				consulting firm) since 1993	Helvetia Fund, Inc.;
				(which terminated activities	Trustee, Crossroads
				as of December 31, 2013).	Liquidating Trust;
Director,
MVC Capital, Inc.;
Director, Special
Opportunities
Fund, Inc.; Trustee,
Fiera Capital Series
Trust; Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016);
Director, Emergent
Capital, Inc.
(until 2017).

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Management of the Fund (continued)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	Since	Since its inception in 2009,	Chairman, High
615 E. Michigan Street			2017 / 19 years	Mr. Goldstein has been a	Income Securities
Milwaukee, WI 53202				member of Bulldog Investors,	Fund; Director, Swiss
				LLC, the investment advisor	Helvetia Fund, Inc.;
				of Special Opportunities	Trustee, Crossroads
				Fund, Inc. and the Bulldog	Liquidating Trust;
				Investors group of funds.	Director, Brookfield
				He also is a member of	DTLA Fund Office
				Kimball & Winthrop, LLC,	Trust Investor;
				the managing general	Director, MVC
				partner of Bulldog Investors	Capital, Inc.;
				General Partnership, since	Chairman, Special
				2012. From 1992-2012,	Opportunities Fund,
				Mr. Goldstein was a	Inc.; Chairman,
				member of the general	Emergent Capital,
				partners of several private	Inc. (until 2017).
funds in the Bulldog
Investors group of funds
and in 2012 became a
member of Bulldog
Holdings, LLC, which
became the sole owner of
such general partners.

Glenn Goodstein	1963	Director	Since	Investment Advisor	None
615 E. Michigan Street			2019 / 18 years	Representative, The
Milwaukee, WI 53202				Investment House, LLC;
held numerous executive
positions with Automatic
Data Processing until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2020
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	Since	Since 2004, Mr. Das has	Trustee, High Income
615 E. Michigan Street			2018 / 18 years	been a Principal of the	Securities Fund.
Milwaukee, WI 53202				entities serving as the general
partner of the private
investment partnerships in
the Bulldog Investors group
of investment funds. Head
Trader of Bulldog Investors,
LLC, the investment
adviser to the Special
Opportunities Fund, Inc.,
since its inception in
2009. Secretary of the
Swiss Helvetia Fund. Vice
President of Special
Opportunities Fund, Inc.

Richard Abraham	1955	Director	Since	Since 1998, Mr. Abraham	None
615 E. Michigan Street			2018 / 4 years	has been self employed as
Milwaukee, WI 53202				a securities trader.

Maria Eugenia Pichardo	1950	President	Indefinite / 15 years	Portfolio Manager of the	None
Andres Bello No. 45 – 22 Floor				Fund since the Fund’s
Col. Chapultepec Polanco				Inception; President and
Del. Miguel Hidalgo				General Partner, Pichardo
Mexico, CDMX (D.F.),				Asset Management, S.A. de
C.P. 11560				C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979-2002.

Luis Calzada	1965	Secretary	Indefinite / 8 years	Administrative and	None
Andres Bello No. 45 – 22 Floor				Compliance Director,
Col. Chapultepec Polanco				Pichardo Asset
Mexico, CDMX (D.F.),				Management S.A. de C.V.
C.P. 11560

Arnulfo Rodriguez	1962	Chief	Since	Strategist and Debt Portfolio	None
Andres Bello No. 45 – 22 Floor		Financial	2016 / 3 years	Manager, Pichardo Asset
Col. Chapultepec Polanco		Officer		Management, S.A. de C.V.
Mexico, CDMX (D.F.),				from January 2016-present;
C.P. 11560				Local Fixed Income Research
Vice President, Acciones y
Valores Banamex from July
2011-January 2016.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Andres Bello No. 45 – 22 Floor
Col. Chapultepec Polanco
Del. Miguel Hidalgo
Mexico, CDMX (D.F.), C.P. 11560

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/19 to 8/31/19	0	$0.00	0	0
9/1/19 to 9/30/19	0	$0.00	0	0
10/1/19 to 10/31/19	0	$0.00	0	0
11/1/19 to 11/30/19	0	$0.00	0	0
12/1/19 to 12/31/19	0	$0.00	0	0
1/1/20 to 1/31/20	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date     April 6, 2020

By (Signature and Title)*     /s/ Arnulfo Rodriguez
Arnulfo Rodriguez, Chief Financial Officer

Date     April 6, 2020

* Print the name and title of each signing officer under his or her signature.